OPPENHEIMER INTERNATIONAL GROWTH FUND
                 Class B Share Certificate (8-1/2" x 11")


I. FACE OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4" decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]

               (upper right corner)  share certificate no.

               (upper right box with heading: CLASS B SHARES below cert. no.)

               (centered
               below boxes)
    OPPENHEIMER INTERNATIONAL GROWTH FUND

               A MASSACHUSETTS BUSINESS TRUST

(at left) THIS IS TO CERTIFY THAT       (at right) SEE REVERSE FOR
                                      CERTAIN DEFINITIONS

                                             (box with number)
                                             CUSIP ___________

     (at left)     is the owner of

     (centered)
FULLY PAID CLASS B SHARES OF BENEFICIAL INTEREST OF

                  OPPENHEIMER INTERNATIONAL GROWTH FUND
(hereinafter called the "Fund"), transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

               (signature                Dated:   (signature
               at left of seal)                   at right of seal)


/s/ George C. Bowen                /s/ Bridget A. Macaskill
_______________________            ___________________
     TREASURER                          PRESIDENT

                           (centered at bottom)
                      1-1/2" diameter facsimile seal
                               with legend
                   OPPENHEIMER INTERNATIONAL GROWTH FUND
                                   SEAL
                                   1995
                       COMMONWEALTH OF MASSACHUSETTS


(at lower right, printed
 vertically)                       Countersigned
                                   OPPENHEIMERFUNDS SERVICES
                                   (A DIVISION OF OPPENHEIMERFUNDS,
INC.)
                                   Englewood (CO) Transfer Agent

                                   By ____________________________
                                        Authorized Signature


II. BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                    rights of survivorship and not
                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian
_______________
                              (Cust)                        (Minor)

                              UNDER UGMA/UTMA
___________________
                                                       (State)


Additional abbreviations may also be used though not in the above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto




PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)



_________________________________________________________________
______                     (Please print or type name and address
of assignee)

______________________________________________________

________________________________________________Class B Shares of
beneficial interest [capital stock] represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                              Signed: __________________________


___________________________________
(Both must sign if joint owners)

     Signature(s) __________________________
          guaranteed          Name of Guarantor
                              by:
_____________________________
                              Signature of
                         Officer/Title

(text printed
NOTICE: The signature(s) to this assignment must vertically to right correspond with the name(s) as written upon the of above paragraph)face of the certificate in every particular without alteration or enlargement or any change whatever.

(text printed in Signatures must be guaranteed by a financial box to left of institution of the type described in the current signature(s)) prospectus of the Fund.






PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands"
watermark:     logotype


________________________________________________________________________
     THIS SPACE MUST NOT BE COVERED IN ANY WAY


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